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                                  EXHIBIT 99.1

                    Certification of CEO and CFO Pursuant to
                 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Universal Automotive Industries, Inc. (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Arvin Scott, as Chief Executive Officer of the Company, and Robert W. Zimmer, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      /s/ Arvin Scott
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                                      Name:    Arvin Scott
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                                      Title:   Chief Executive Officer
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                                      Date:     April 15, 2003
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                                      /s/ Robert W. Zimmer
                                      ------------------------------------
                                      Name:    Robert W. Zimmer
                                            ------------------------------
                                      Title:   Chief Financial Officer
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                                      Date:     April 15, 2003
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